Net other Operating Income and Expenses	12 Months Ended
Dec. 31, 2024
Net other Operating Income and Expenses
Net other Operating Income and Expenses

Note  5

Net other Operating Income and Expenses

Other operating income and expenses for 2024 primarily consist of management fees earned from the operation of third - party vessels.

EUR'000	2024	2023	2022

Other operating income	2,286	3,000	—
Other operating expenses	(251)	(2,863)	—
Net other operating income and expenses	2,035	137	—

Other operating income and expenses for 2023 includes the net gain from the sale of the main cranes and spare parts of both O-Class vessels. The contract signed for the sale of both main cranes states a purchase price of EUR 1.5 million for each main crane. In the case of Wind Orca, the carrying amount of the main crane had been written down, reflecting the value that was expected from the disposal of the assets. Thus, an impairment loss of EUR 5 million was reflected in the statement of profit and loss. The Osprey main crane had been kept at its carrying amount since there was a gain from the disposal. The sale of both main cranes is driven by the main crane upgrades to the O-Class vessels.

Accounting policies

Other operating income and expenses, include transactions not related to the operations of the Group, such as, gains and losses on sale of non-current assets, and is generally recognised when it is probable that the benefits and losses associated with the transaction will flow to the Company and if the significant risks and rewards have been transferred to the buyer (generally when the transaction is finalised).